Managed by Friess Associates, LLC	Quarterly Report	December 31, 2009

Dear Fellow Shareholders:

In the midst of the most gut-churning moments of the market downturn in the first two months of 2009, the prognosis for the rest of the year seemed bleak. If offered the opportunity to fast-forward from February to the end of the year with a single-digit, calendar-year gain locked in, many investors probably would have welcomed the chance.

Still, achieving a goal that seemed optimistic at the period’s outset ultimately became disappointing given benchmark returns that ranged from 26.46 percent for the S&P 500 Index to 37.21 for the Russell 1000 Growth Index. Brandywine Fund grew 8.62 percent in 2009. Brandywine Blue Fund returned 9.28 percent.

Risk tolerance was 2009’s defining theme. With the market’s appetite for risk abruptly switching from absent to voracious, we occupied a middle ground as our investment strategy kept us focused on companies with solid near-term growth potential, high-quality earnings and healthy balance sheets. Most rewards accrued to investors who took on the most risk, and we were not part of that group.

We’ve never thought it appropriate to expose the assets in our care to the kind of risk many other investors embraced in 2009 by favoring fundamentally challenged companies. We’ve always considered it a fair trade to trail the pack when struggling companies set the pace in exchange for avoiding the risk associated with owning companies with weak fundamentals. The balance between risk and reward is reached over time, and we believe focusing on individual-company earnings trends ultimately yields the optimal combination.

No doubt, there were times during the past year when a little deference to the broader environment would have gone a long way. In such a rebound-minded climate, we could have taken more heed of the market’s top-down signals to recognize that certain companies were not going to work no matter what kind of nearer-term operational performance they delivered. Certain decisions in the December quarter reflected that thinking.

Brandywine grew 3.88 percent in the December quarter. The Russell 3000 and Russell 3000 Growth Indexes gained 5.90 and 7.65 percent. Brandywine Blue posted a 4.79 percent return as the S&P 500, Russell 1000 and Russell 1000 Growth Indexes rose 6.04, 6.07 and 7.94 percent.

Holdings from the consumer discretionary sector detracted most from results versus benchmarks. Some notable detractors, including O’Reilly Automotive (Brandywine), AutoZone (both Funds) and Apollo Group (both Funds), have been familiar culprits in terms of their influence on relative results in the period since the market’s mood changed on March 9.

From the time of their initial purchases, auto parts retailers O’Reilly Automotive and AutoZone benefited from aging cars and an economy that encouraged at-home repairs. Repeated quarters of double-digit earnings growth that beat expectations – even against a short-term spike in new car sales driven by “Cash for Clunkers” – went largely unnoticed. We remained patient until early in the quarter, when we decided

	Brandywine	Brandywine Blue
Cumulative Total Return	% Change	% Change

Quarter	3.88	4.79
One Year	8.62	9.28
Five Years	-6.71	-8.93
Ten Years	-7.60	0.23
Inception	964.41*	494.25**

Annualized Total Return

Five Years	-1.38	-1.85
Ten Years	-0.79	0.02
Inception	10.35*	9.85**

*12/30/85 **1/10/91

Expense Ratio***

Brandywine	1.08%
Brandywine Blue	1.13%

***As stated in the Prospectus dated January 30, 2009

Performance data quoted represent past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

assets dedicated to auto parts retailers would be better committed elsewhere. Their narrow focus on rebound stories seemed to give investors a blind spot for companies able to grow through the recession.

Likewise, Apollo Group emerged as a compelling growth story in the recession and beyond. Enrollment at the for-profit education provider swelled while we held it, enabling the company to post quarterly earnings growth ranging from 23 to 30 percent, exceeding estimates in each instance. Apollo shares stalled and, more recently, fell as political attention, proposed changes in the student loan process and informal inquiries prompted investors to view for-profit education as a potential Congressional target. While little emerged to disrupt Apollo’s growth trajectory, we ultimately relented to the market’s mindset regarding for-profit education and sold Apollo to redeploy the proceeds into a new idea.

A single-digit decline in McDermott International helped make the industrial sector the next most significant detractor from Brandywine’s December-quarter results. Brandywine’s largest holding from the sector, McDermott reported 35 percent September-quarter earnings growth, topping estimates by 25 percent. Those results drew less attention than a major competitor’s whose decline disappointed and sapped broader enthusiasm. McDermott still finished as one of Brandywine’s top percentage gainers for the year.

Consumer staples holdings, including Avon Products and Walgreen Co., weighed on Brandywine Blue’s relative results. As a company that derives the majority of its revenue overseas, Avon shares suffered due to investor concerns that a strengthening U.S. dollar could erode profits. Walgreen’s expectation-beating 27 percent earnings growth in the November quarter did little for its share price in an environment where more economically sensitive companies outperformed.

Technology holdings, which comprised the largest percentage of assets in Brandywine and Brandywine Blue, also provided the biggest performance boost to both Funds. Semiconductor holdings were the sector’s most pronounced contributors, led by graphics chip maker Nvidia Corp.

Rising end-market demand driven by growing sales of new laptop and handheld wireless devices coincides with lean inventory levels, giving Nvidia pricing leverage at a competitively opportune time. Analysts predict the January quarter will represent an earnings inflection point marking the start of a run of growth that will carry through the company’s fiscal year ending January 2011.

Visa (both Funds) was another top contributor from the technology sector. The electronic payments network operator grew year-over-year revenue 10 percent in the September quarter. Visa topped expectations with 28 percent earnings growth in the period and raised its forecast for results in the company’s fiscal year ending September 2010.

For more information on companies that influenced December-quarter performance, please see Roses & Thorns on page 4 for Brandywine and page 9 for Brandywine Blue.

The past year was a period of extremes, a type of environment that seems highly unlikely to repeat in 2010. According to a Bank of America – Merrill Lynch report, high-beta (high risk) stocks outperformed the S&P 500 Index by 137 percentage points from March 9 through November, an unrivaled achievement that suggests the run in riskier stocks is near its end.

Most economists predict a slow-growth economic backdrop in 2010, the kind of setting that neither hurts nor helps a company’s prospects all that much. At the same time, Wall Street analysts are coming closer to consensus on 2010 earnings prospects after displaying a historic level of disagreement earlier in 2009. Companies will need to stand out in order to attract attention in this kind of climate.

With about nine out of 10 companies we hold (89 percent) meeting or exceeding consensus earnings estimates in their most recently reported quarter, we believe holdings in the Brandywine Funds are poised to stand out. The average holdings in Brandywine and Brandywine Blue are expected to grow earnings 27 and 22 percent, respectively, in the year ahead while selling at less than 18 times 2010 estimates. Since we isolate companies we expect to exceed estimates, those growth rates are higher using our internal forecasts.

Just as important, analysts predict the average Brandywine and Brandywine Blue holdings will grow revenue 16 and 15 percent, respectively, versus about 8 percent for the average S&P 500 Index company. We believe investors will demand true evidence of growth through sales increases as they move from betting on potential in 2009 to seeking tangible signs of progress in 2010.

Thanks for your continued confidence and support. We’re working hard to generate performance that rewards your long-term focus.

Bill D’Alonzo
Brandywine Funds President	January 8, 2010

Brandywine Fund

% Change in Top Ten Holdings From Book Cost as of December 31, 2009

1.	Dollar Tree, Inc.	+25.7%	6.	Maxim Integrated Products, Inc.	+44.8%
2.	Teva Pharmaceutical Industries Ltd.	+34.4%	7.	LSI Corp.	+27.2%
3.	McDermott International, Inc.	+68.0%	8.	Mattel, Inc.	+10.1%
4.	Lender Processing Services, Inc.	+3.6%	9.	Cisco Systems, Inc.	+7.5%
5.	Inverness Medical Innovations, Inc.	+9.7%	10.	Amazon.com, Inc.	+47.8%

Earnings Growth	The Portfolio’s Market Capitalization

Earnings growth rates are based on consensus earnings estimates compiled by Baseline, as of December 31, 2009. Friess Associates expects the companies it isolates to exceed consensus expectations, so the growth rate of the portfolio’s companies would be higher using the firm’s internal estimates. Growth rates reflect year-over-year comparisons of aggregate earnings per share.

Top Ten Industry Groups

Brandywine Fund
December Quarter “Roses and Thorns”

$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move

Amazon.com, Inc.	$22.0	36.8
The online retailer grew September-quarter earnings 67 percent, beating estimates by 36 percent. While overall retail sales increased only modestly this year, Internet sales posted double-digit gains. Our research shows Amazon benefiting disproportionately from growth in e-commerce due to its massive distribution network and high levels of customer service. Innovative new products, such as its Kindle e-reader, and increasing third-party relationships are contributing to results.

NVIDIA Corp.	$11.6	35.6
The manufacturer of high-level graphics chips for personal computers and gaming consoles traded higher as strengthening end-market demand and lean inventories supported favorable pricing. Consensus estimates for the quarter ending January 2010 call for earnings per share of $0.17 compared to a loss of $0.18 a year ago. A favorable outlook is supported by the increasing use of NVIDIA’s newest products in notebooks and handheld devices.

Massey Energy Co.	$10.2	30.9
The sixth-largest U.S coal company gained ground as improving global economic conditions drove demand and supported pricing. In particular, declining metallurgical coal production and rising steel demand in China are creating an opportunity for domestic coal producers. We sold Massey when shares reached our target price during the quarter.

EXCO Resources, Inc.	$7.1	22.7
Recent wells involved in the oil and natural gas producer’s fields in Haynesville Shale, located in North Louisiana and East Texas, and Marcellus Shale, located in Appalachia, are producing at higher rates than anticipated. EXCO has worked to improve its balance sheet while expanding its acreage in high-growth shale gas through acquisitions and joint ventures. The company has the funding to develop these properties without dilution or added debt.

Teva Pharmaceutical Industries Ltd.	$6.5	8.5
The world’s leading generic drug manufacturer grew September-quarter earnings 24 percent, beating estimates. Revenues rose 25 percent, driven by the aggressive adoption of generic drugs by payers and patients as well as enhanced synergies related to an acquisition made in late 2008. With 210 Abbreviated New Drug Application filings pending with the FDA, of which 83 are first-to-file opportunities (having the potential for 180 days marketing exclusivity), we expect Teva to continue to benefit from its generic pipeline.

$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move

Comcast Corp.	$10.9	13.7
The largest cable-TV operator in the U.S. grew September-quarter earnings 17 percent, beating estimates by 12 percent. Continued operational progress was overshadowed by ill-received news that the company would explore the possibility of acquiring a stake in NBC Universal from General Electric. We sold Comcast during the quarter to fund an idea with greater near-term earnings visibility.

American Eagle Outfitters, Inc.	$8.9	16.4
Despite taking steps to manage inventory and better reflect current fashion trends, the seller of casual youth apparel traded lower following disappointing same-store sales trends in October. While November sales were in-line with expectations, we sold on concerns that sales would not accelerate as much as expected in December and January, putting pressure on quarterly profits.

Apollo Group, Inc.	$6.7	22.8
Upon announcing 41 percent August-quarter earnings growth that exceeded expectations, the largest for-profit education provider in the U.S. disclosed that the SEC was conducting an informal inquiry regarding its revenue recognition practices. The inquiry and additional concerns related to increased regulatory scrutiny for the industry going forward overshadowed fundamentals that include strengthening trends in enrollment, retention rates and margins. We sold Apollo during the quarter to fund an idea with greater near-term earnings visibility.

Weatherford International Ltd.	$6.6	19.4
The global oil-field service provider’s leading-edge products in areas such as underbalanced drilling are helping it capture market share in international markets. Shares declined as concerns surfaced that a reduction in business from Petroleos Mexicanos, Mexico’s state-owned petroleum company, would impact near-term earnings results. We sold Weatherford during the quarter, using the proceeds to fund an idea with greater near-term earnings visibility.

McDermott International, Inc.	$4.8	6.0
September-quarter earnings grew 35 percent, topping estimates by 25 percent. Shares traded lower as some investors took profits following a substantial run-up in share price. Demand for the company’s offshore oil and gas construction segment is expected to build in 2010 as exploration and development work increases. McDermott also benefits as a leader in equipment used for coal and nuclear power generation. During the quarter, McDermott announced it would split into two publicly traded companies in a move partly aimed at limiting the risk of missing out on lucrative U.S. government contracts.

All gains/losses are calculated on an average cost basis

Brandywine Fund, Inc.
Statement of Net Assets
December 31, 2009
(Unaudited)

Shares		Cost	Value (b)

Common Stocks - 97.2% (a)

CONSUMER DISCRETIONARY

	Apparel Retail - 3.7%
1,153,200	Chico’s FAS, Inc.	$14,186,552	$16,202,460
295,900	Collective Brands, Inc.	5,848,485	6,737,643
228,100	The Dress Barn, Inc.	4,265,711	5,269,110
1,669,600	Limited Brands, Inc.	29,844,735	32,123,104
547,193	Urban Outfitters, Inc.	18,200,491	19,146,283

	Apparel, Accessories & Luxury Goods - 0.2%
86,600	The Warnaco Group, Inc.	3,254,377	3,653,654

	Automobile Manufacturers - 1.1%
748,100	Thor Industries, Inc.	20,366,688	23,490,340

	Broadcasting - 1.0%
671,000	Discovery Communications, Inc.	14,854,186	20,579,570

	Department Stores - 1.9%
728,200	Kohl’s Corp.	42,022,540	39,271,826

	Distributors - 0.6%
677,100	LKQ Corp.	11,911,715	13,264,389

	Education Services - 0.5%
446,500	Education Management Corp.	8,037,000	9,827,465

	General Merchandise Stores - 3.3%
292,700	Dollar General Corp.	6,146,700	6,565,261
1,326,197	Dollar Tree, Inc.	50,951,578	64,055,315

	Home Furnishings - 0.4%
333,900	Tempur-Pedic International Inc.	6,353,936	7,890,057

	Home Improvement Retail - 0.8%
598,800	The Home Depot, Inc.	17,319,342	17,323,284

	Internet Retail - 2.2%
341,400	Amazon.com, Inc.	31,077,377	45,925,128

	Leisure Products - 2.2%
2,327,500	Mattel, Inc.	42,252,318	46,503,450

	Restaurants - 0.3%
153,200	Buffalo Wild Wings, Inc.	6,371,456	6,169,364

	Specialty Stores - 0.1%
104,500	Hibbett Sports Inc.	2,019,898	2,297,955
	Total Consumer Discretionary	335,285,085	386,295,658

	This sector is 15.2% above your Fund’s cost.

CONSUMER STAPLES

	Household Products - 0.2%
75,700	Church & Dwight Co., Inc.	3,821,372	4,576,065

	Hypermarkets & Super Centers - 0.0%
17,700	BJ’s Wholesale Club, Inc.	609,487	578,967

	Packaged Foods & Meats - 1.7%
451,800	Green Mountain Coffee
	Roasters, Inc.	27,738,888	36,808,146

	Personal Products - 4.0%
1,348,700	Avon Products, Inc.	44,796,710	42,484,050
194,900	Bare Escentuals, Inc.	2,429,705	2,383,627
180,400	Herbalife Ltd.	6,210,154	7,318,828
767,500	NBTY, Inc.	20,510,955	33,416,950
	Total Consumer Staples	106,117,271	127,566,633

	This sector is 20.2% above your Fund’s cost.

ENERGY

	Oil & Gas Equipment & Services - 1.4%
83,500	DRIL-QUIP, Inc.	4,067,564	4,716,080
914,400	Smith International, Inc.	24,573,283	24,844,248

	Oil & Gas Exploration & Production - 2.2%
672,400	Brigham Exploration Co.	6,738,552	9,111,020
1,740,800	EXCO Resources, Inc.	26,374,524	36,957,184
	Total Energy	61,753,923	75,628,532

	This sector is 22.5% above your Fund’s cost.

FINANCIALS

	Asset Management & Custody Banks - 1.8%
2,121,900	SEI Investments Co.	37,570,423	37,175,688

	Investment Banking & Brokerage - 1.8%
472,900	Greenhill & Co., Inc.	41,487,210	37,945,496

	Thrifts & Mortgage Finance - 0.2%
547,500	Ocwen Financial Corp.	5,144,510	5,239,575
	Total Financials	84,202,143	80,360,759

	This sector is 4.6% below your Fund’s cost.

HEALTH CARE

	Health Care Distributors - 0.1%
49,100	PSS World Medical, Inc.	961,361	1,108,187

	Health Care Equipment - 0.1%
75,400	Masimo Corp.	1,909,096	2,293,668

	Health Care Services - 2.9%
357,976	Express Scripts, Inc.	16,181,668	30,947,025
493,380	MEDNAX, Inc.	25,785,620	29,657,072

	Health Care Supplies - 2.4%
1,255,000	Inverness Medical
	Innovations, Inc.	47,477,542	52,095,050

	Health Care Technology - 1.0%
521,400	Eclipsys Corp.	9,042,048	9,656,328
483,500	MedAssets Inc.	9,700,225	10,255,035
36,500	Phase Forward Inc.	517,690	560,275

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
December 31, 2009
(Unaudited)

Shares		Cost	Value (b)

Common Stocks - 97.2% (a) (Continued)

	Life Sciences Tools & Services - 6.5%
303,000	Covance Inc.	$10,904,332	$16,534,710
414,488	ICON PLC - SP-ADR	7,055,072	9,006,824
1,002,115	Illumina, Inc.	28,510,666	30,714,825
829,900	Life Technologies Corp.	36,313,453	43,345,677
804,400	Thermo Fisher Scientific, Inc.	37,959,598	38,361,836

	Pharmaceuticals - 4.9%
364,200	Shire PLC	20,834,566	21,378,540
1,075,500	Teva Pharmaceutical Industries
	Ltd. SP-ADR	44,962,305	60,421,590
807,800	Warner Chilcott PLC	21,160,357	22,998,066
	Total Health Care	319,275,599	379,334,708

	This sector is 18.8% above your Fund’s cost.

INDUSTRIALS

	Aerospace & Defense - 0.1%
113,100	DynCorp International Inc.	2,049,396	1,622,985

	Air Freight & Logistics - 1.8%
350,300	FedEx Corp.	26,503,134	29,232,535
338,000	Hub Group, Inc.	8,807,798	9,068,540

	Airlines - 0.2%
894,700	AirTran Holdings, Inc.	4,687,901	4,670,334

	Building Products - 1.4%
2,156,800	Masco Corp.	30,288,513	29,785,408

	Construction & Engineering - 0.5%
500,400	MasTec Inc.	6,071,958	6,255,000
194,700	Orion Marine Group, Inc.	3,787,123	4,100,382

	Electrical Components & Equipment - 0.6%
556,600	EnerSys	12,988,412	12,172,842

	Industrial Conglomerates - 2.8%
2,500,200	McDermott International, Inc.	35,732,680	60,029,802

	Industrial Machinery - 0.2%
155,000	Kennametal Inc.	4,142,431	4,017,600

	Research & Consulting Services - 1.5%
682,600	FTI Consulting, Inc.	32,586,772	32,191,416
50,000	Navigant Consulting, Inc.	654,040	743,000

	Security & Alarm Services - 0.1%
74,200	The Geo Group, Inc.	1,477,483	1,623,496

	Trucking - 2.7%
1,355,100	J. B. Hunt Transport Services, Inc.	36,155,960	43,729,077
332,800	Ryder Systems, Inc.	14,563,131	13,701,376
	Total Industrials	220,496,732	252,943,793

	This sector is 14.7% above your Fund’s cost.

INFORMATION TECHNOLOGY

	Application Software - 2.9%
256,000	JDA Software Group, Inc.	6,153,904	6,520,320
153,400	Longtop Financial Technologies
	Ltd. SP-ADR	4,793,750	5,678,868
2,407,500	Nuance Communications, Inc.	20,056,202	37,412,550
553,000	SuccessFactors, Inc.	8,718,553	9,168,740
151,800	Taleo Corp.	3,128,160	3,570,336

	Communications Equipment - 2.3%
189,900	Aruba Networks Inc.	1,825,378	2,024,334
1,927,900	Cisco Systems, Inc.	42,936,049	46,153,926
16,700	Plantronics, Inc.	439,468	433,866

	Computer Hardware - 1.8%
755,200	Hewlett-Packard Co.	36,576,487	38,900,352

	Computer Storage & Peripherals - 2.8%
1,126,400	NetApp, Inc.	34,073,219	38,736,896
1,073,100	QLogic Corp.	17,771,852	20,249,397

	Data Processing & Outsourced Services - 3.6%
1,296,200	Lender Processing Services, Inc.	50,864,138	52,703,492
277,900	Visa Inc.	19,124,474	24,305,134

	Internet Software & Services - 0.9%
347,700	VistaPrint N. V.	14,078,877	19,700,682

	IT Consulting & Other Services - 0.4%
163,000	CACI International, Inc.	5,766,490	7,962,550

	Semiconductor Equipment - 2.1%
1,386,300	Novellus Systems, Inc.	30,298,732	32,356,242
1,081,100	Teradyne, Inc.	11,709,461	11,600,203

	Semiconductors - 13.3%
1,428,100	Altera Corp.	28,169,434	32,317,903
362,900	Atheros Communications	6,253,091	12,425,696
446,800	Avago Technologies Ltd.	6,867,001	8,171,972
279,200	Cavium Networks, Inc.	5,951,009	6,653,336
1,956,500	Cypress Semiconductor Corp.	19,667,669	20,660,640
764,200	Integrated Device Technology, Inc.	5,038,439	4,944,374
7,991,800	LSI Corp.	37,771,657	48,030,718
2,480,200	Maxim Integrated Products, Inc.	34,762,041	50,348,060
2,248,400	NVIDIA Corp.	30,368,116	42,000,112
4,768,500	ON Semiconductor Corp.	37,550,534	42,010,485
12,500	Power Integrations, Inc.	278,124	454,500
296,300	Silicon Laboratories Inc.	10,532,532	14,323,142

	Systems Software - 1.3%
641,300	VMware Inc.	27,035,917	27,178,294
	Total Information Technology	558,560,758	666,997,120

	This sector is 19.4% above your Fund’s cost.

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
December 31, 2009
(Unaudited)

Shares		Cost	Value (b)

Common Stocks - 97.2% (a) (Continued)

MATERIALS

	Fertilizers & Agricultural Chemicals - 0.5%
364,200	Intrepid Potash, Inc.	$10,609,580	$10,623,714

	Metal & Glass Containers - 1.1%
353,600	Greif Inc.	19,341,322	19,087,328
71,600	Silgan Holdings Inc.	3,113,304	4,144,208

	Specialty Chemicals - 2.0%
270,500	Albemarle Corp.	9,774,872	9,838,085
648,000	Sigma-Aldrich Corp.	35,013,540	32,743,440

	Steel - 0.6%
678,500	Steel Dynamics, Inc.	12,037,291	12,023,020
	Total Materials	89,889,909	88,459,795

	This sector is 1.6% below your Fund’s cost.

TELECOMMUNICATION SERVICES

	Alternative Carriers - 0.2%
596,400	Iridium Communications, Inc.	5,947,315	4,789,092
	Total Telecommunication Services	5,947,315	4,789,092

	This sector is 19.5% below your Fund’s cost.

	Total common stocks	1,781,528,735	2,062,376,090

Principal
Amount

Short-Term Investments - 2.8% (a)

	Commercial Paper - 2.7%
$30,000,000	Union Bank NA Cayman,
	due 01/04/10, discount of 0.01%	29,999,975	29,999,975
27,500,000	Union Bank, due 01/07/10,
	discount of 0.03%	27,499,863	27,499,863
	Total commercial paper	57,499,838	57,499,838

	Variable Rate Demand Note - 0.1%
2,895,492	American Family Financial
	Services, 0.10%	2,895,492	2,895,492
	Total short-term investments	60,395,330	60,395,330
	Total investments	$1,841,924,065	2,122,771,420
	Liabilities, less
	other assets - (0.0%) (a)		(61,882)
	TOTAL NET ASSETS		$2,122,709,538
	Net Asset Value Per Share
	($0.01 par value, 500,000,000
	shares authorized), offering
	and redemption price
	($2,122,709,538 ÷ 96,779,737
	shares outstanding)		$21.93

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

SP-ADR - Sponsored American Depositary Receipts
N.V. - Netherlands Antillies Limited Liability Corp.

Capital Gains Update . . .
Brandywine Blue Fund made a distribution of approximately $0.02 per share from net investment income to shareholders of record as of December 29. The distribution was paid on December 30. The December distribution followed a separate distribution of just under $0.05 per share, also from net income, that was paid on October 30 for shareholders of record as of October 28.

The Brandywine Funds did not distribute capital gains in 2009. Brandywine Fund finished the December quarter with a net capital loss carryover of $13.53 per share. Brandywine Blue’s net capital loss carryover was $15.15 per share at the end of December.

Gains and losses realized through the sale of holdings between now and September 30 will determine whether the Brandywine Funds make distributions for fiscal 2010. Please check future quarterly reports for updates.

Brandywine Blue Fund

% Change in Top Ten Holdings From Book Cost as of December 31, 2009

1.	Teva Pharmaceutical Industries Ltd.	+31.0%	6.	Express Scripts, Inc.	+57.0%
2.	Hewlett-Packard Co.	+39.1%	7.	Cisco Systems, Inc.	+8.3%
3.	Broadcom Corp.	+41.5%	8.	Celgene Corp.	+31.5%
4.	Thermo Fisher Scientific, Inc.	+14.2%	9.	EMC Corp.	+8.0%
5.	Apple Inc.	+27.3%	10.	Mattel, Inc.	+10.1%

Earnings Growth	The Portfolio’s Market Capitalization

Earnings growth rates are based on consensus earnings estimates compiled by Baseline, as of December 31, 2009. Friess Associates expects the companies it isolates to exceed consensus expectations, so the growth rate of the portfolio’s companies would be higher using the firm’s internal estimates. Growth rates reflect year-over-year comparisons of aggregate earnings per share.

Top Ten Industry Groups

Brandywine Blue Fund
December Quarter “Roses and Thorns”

$ Gain
Biggest $Winners	(in millions)	% Gain	Reason for Move

Amazon.com, Inc.	$31.5	41.8
The online retailer grew September-quarter earnings 67 percent, beating estimates by 36 percent. While overall retail sales increased only modestly this year, Internet sales posted double-digit gains. Our research shows Amazon benefiting disproportionately from growth in e-commerce due to its massive distribution network and high levels of customer service. Innovative new products, such as its Kindle e-reader, and increasing third-party relationships are contributing to results.

NVIDIA Corp.	$18.2	23.9
The manufacturer of high-level graphics chips for personal computers and gaming consoles traded higher as strengthening end-market demand and lean inventories supported favorable pricing. Consensus estimates for the quarter ending January 2010 call for earnings per share of $0.17 compared to a loss of $0.18 a year ago. A favorable outlook is supported by the increasing use of NVIDIA’s newest products in notebooks and handheld devices.

Visa Inc.	$15.5	26.1
The operator of the world’s largest electronic payments network grew September-quarter earnings 28 percent, beating estimates. Revenues jumped 10 percent driven primarily by an increase in data processing transactions. Despite sluggish consumer spending trends, Visa benefits from the strong migration toward electronic payments, which account for over half of all purchases in the U.S and are growing at a double-digit rate globally.

The Williams Companies, Inc.	$9.4	13.4
The company, which is involved in the exploration, production, processing and transportation of natural gas, beat September-quarter earnings estimates by 32 percent. Williams benefits from leverage in its business model, which allows it to keep costs relatively low as production expands. Unlike less-integrated competitors, the company operates pipelines that it uses to transport production assets from high-growth natural gas basins such as the Marcellus Shale field in the Appalachians.

Teva Pharmaceutical Industries Ltd.	$8.9	9.7
The world’s leading generic drug manufacturer grew September-quarter earnings 24 percent, beating estimates. Revenues rose 25 percent, driven by the aggressive adoption of generic drugs by payers and patients as well as enhanced synergies related to an acquisition made in late 2008. With 210 Abbreviated New Drug Application filings pending with the FDA, of which 83 are first-to-file opportunities (having the potential for 180 days marketing exclusivity), we expect Teva to continue to benefit from its generic pipeline.

$ Loss
Biggest $Losers	(in millions)	% Loss	Reason for Move

Apollo Group, Inc.	$15.5	23.8
Upon announcing 41 percent August-quarter earnings growth that exceeded expectations, the largest for-profit education provider in the U.S. disclosed that the SEC was conducting an informal inquiry regarding its revenue recognition practices. The inquiry and additional concerns related to increased regulatory scrutiny for the industry going forward overshadowed fundamentals that include strengthening trends in enrollment, retention rates and margins. We sold Apollo during the quarter to fund an idea with greater near-term earnings visibility.

Comcast Corp.	$12.7	14.4
The largest cable-TV operator in the U.S. grew September-quarter earnings 17 percent, beating estimates by 12 percent. Continued operational progress was overshadowed by ill-received news that the company would explore the possibility of acquiring a stake in NBC Universal from General Electric. We sold Comcast during the quarter to fund an idea with greater near-term earnings visibility.

Agnico-Eagle Mines Ltd.	$10.3	19.8
Agnico-Eagle Mines is a gold mining and exploration company with assets in major gold regions of Canada, Finland and Mexico. September-quarter revenues jumped 64 percent, but earnings missed estimates as production shortfalls tied to delays in new mine construction weighed on results. We sold Agnico-Eagle during the quarter to fund an idea with better near-term earnings visibility.

The Goldman Sachs Group, Inc.	$8.9	12.1
The investment bank grew September-quarter earnings 190 percent to $5.25 per share, beating estimates by 24 percent. Shares traded lower during the quarter as the company faced sharp criticism for its year-end bonus practices. We sold Goldman Sachs, locking in a double-digit gain from cost, on concerns that slowing business in its fixed income, currency and commodity trades (FICC) segment would weigh on future results.

Weatherford International Ltd.	$7.3	20.0
The global oil-field service provider’s leading-edge products in areas such as underbalanced drilling are helping it capture market share in international markets. Shares declined as concerns surfaced that a reduction in business from Petroleos Mexicanos, Mexico’s state-owned petroleum company, would impact near-term earnings results. We sold Weatherford during the quarter, using the proceeds to fund an idea with greater near-term earnings visibility.

All gains/losses are calculated on an average cost basis

Brandywine Blue Fund
Statement of Net Assets
December 31, 2009
(Unaudited)

Shares		Cost	Value (b)

Common Stocks - 96.1% (a)

CONSUMER DISCRETIONARY

	Apparel Retail - 0.3%
233,600	Urban Outfitters, Inc.	$8,289,062	$8,173,664

	Automobile Manufacturers - 2.5%
5,837,800	Ford Motor Company	55,277,997	58,378,000

	Broadcasting - 3.3%
2,190,900	CBS Corp. Class B Non-Voting	25,725,329	30,782,145
1,507,400	Discovery Communications, Inc.	35,375,244	46,231,958

	Department Stores - 2.7%
1,162,300	Kohl’s Corp.	67,487,301	62,682,839

	General Merchandise Stores - 2.6%
357,800	Dollar General Corp.	7,513,800	8,025,454
1,068,800	Target Corp.	52,642,331	51,697,856

	Home Improvement Retail - 5.0%
2,027,100	The Home Depot, Inc.	57,228,886	58,644,003
2,514,000	Lowe’s Companies, Inc.	59,433,335	58,802,460

	Internet Retail - 2.7%
458,300	Amazon.com, Inc.	41,593,351	61,650,516

	Leisure Products - 2.8%
3,206,000	Mattel, Inc.	58,171,525	64,055,880
	Total Consumer Discretionary	468,738,161	509,124,775

	This sector is 8.6% above your Fund’s cost.

CONSUMER STAPLES

	Personal Products - 2.7%
1,978,200	Avon Products, Inc.	65,997,441	62,313,300
	Total Consumer Staples	65,997,441	62,313,300

	This sector is 5.6% below your Fund’s cost.

ENERGY

	Oil & Gas Equipment & Services - 1.7%
1,439,300	Smith International, Inc.	38,579,527	39,105,781

	Oil & Gas Storage & Transportation - 1.4%
1,531,500	The Williams Companies, Inc.	22,736,252	32,284,020
	Total Energy	61,315,779	71,389,801

	This sector is 16.4% above your Fund’s cost.

HEALTH CARE

	Biotechnology - 2.9%
1,222,200	Celgene Corp	51,752,701	68,052,096

	Health Care Distributors - 2.4%
895,200	McKesson Corp.	54,230,816	55,950,000

	Health Care Equipment - 2.6%
1,673,800	St. Jude Medical, Inc.	62,499,193	61,562,364

	Health Care Services - 3.0%
809,000	Express Scripts, Inc	44,539,341	69,938,050

	Life Sciences Tools & Services - 6.0%
1,221,500	Life Technologies Corp.	55,444,493	63,798,945
1,568,200	Thermo Fisher Scientific, Inc.	65,463,876	74,787,458

	Pharmaceuticals - 6.3%
432,203	Shire PLC	24,746,702	25,370,316
1,560,100	Teva Pharmaceutical Industries
	Ltd. SP-ADR	66,890,234	87,646,418
1,213,800	Warner Chilcott PLC	32,347,440	34,556,886
	Total Health Care	457,914,796	541,662,533

	This sector is 18.3% above your Fund’s cost.

INDUSTRIALS

	Aerospace & Defense - 2.7%
1,262,400	ITT Corp.	56,850,388	62,791,776

	Air Freight & Logistics - 2.5%
685,200	FedEx Corp.	47,838,295	57,179,940

	Industrial Machinery - 2.1%
1,371,500	Ingersoll-Rand PLC	49,900,444	49,017,410

	Railroads - 1.9%
801,200	Canadian Pacific Railway Ltd.	42,725,835	43,264,800
	Total Industrials	197,314,962	212,253,926

	This sector is 7.6% above your Fund’s cost.

INFORMATION TECHNOLOGY

	Communications Equipment - 3.0%
2,918,500	Cisco Systems, Inc.	64,515,423	69,868,890

	Computer Hardware - 6.5%
333,800	Apple Inc.	55,280,665	70,385,068
1,545,700	Hewlett-Packard Co.	57,234,354	79,619,007

	Computer Storage & Peripherals - 4.7%
3,713,200	EMC Corp.	60,077,197	64,869,604
1,283,300	NetApp, Inc.	38,819,525	44,132,687

	Data Processing & Outsourced Services - 2.0%
522,700	Visa Inc.	27,604,714	45,715,342

	Electronic Manufacturing Services - 2.2%
6,852,700	Flextronics International Ltd.	52,657,033	50,093,237

	IT Consulting & Other Services - 2.6%
1,464,800	Accenture PLC	56,566,491	60,789,200

	Semiconductors - 11.5%
981,700	Altera Corp.	20,325,738	22,215,871
2,013,000	Analog Devices, Inc.	55,305,618	63,570,540
2,430,900	Broadcom Corp.	54,016,021	76,451,805
1,426,200	Linear Technology Corp.	41,707,265	43,556,148
3,348,000	NVIDIA Corp.	48,811,015	62,540,640

Brandywine Blue Fund
Statement of Net Assets (Continued)
December 31, 2009
(Unaudited)

Shares		Cost	Value (b)

Common Stocks - 96.1% (a) (Continued)

	Systems Software - 1.4%
781,400	VMware Inc.	$32,956,824	$33,115,732
	Total Information Technology	665,877,883	786,923,771

	This sector is 18.2% above your Fund’s cost.

MATERIALS

	Specialty Chemicals - 2.1%
987,986	Sigma-Aldrich Corp.	52,933,066	49,922,933
	Total Materials	52,933,066	49,922,933

	This sector is 5.7% below your Fund’s cost.

	Total common stocks	1,970,092,088	2,233,591,039

Principal
Amount

Short-Term Investments - 4.2% (a)

	Commercial Paper - 4.0%
$20,000,000	Union Bank NA Cayman,
	due 01/04/10, discount of 0.01%	19,999,983	19,999,983
72,800,000	Union Bank, due 01/07/10,
	discount of 0.03%	72,799,636	72,799,636
	Total commercial paper	92,799,619	92,799,619

	Variable Rate Demand Note - 0.2%
3,858,839	American Family Financial
	Services, 0.10%	3,858,839	3,858,839
	Total short-term investments	96,658,458	96,658,458
	Total investments	$2,066,750,546	2,330,249,497
	Liabilities, less
	other assets - (0.3%) (a)		(6,960,739)
	TOTAL NET ASSETS		$2,323,288,758
	Net Asset Value Per Share
	($0.01 par value, 500,000,000
	shares authorized), offering
	and redemption price
	($2,323,288,758 ÷ 107,606,680
	shares outstanding)		$21.59

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

SP-ADR - Sponsored American Depositary Receipts

Definitions and Disclosures

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment companies, and it may be obtained by calling 1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 12/31/09, unless listed in the accompanying statements of net assets. Earnings growth rates quoted for the Funds refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline Financial Services, Inc. (Baseline) and not to the actual performance of the Funds themselves. Baseline provides analytical information and services to the investment community.

The Russell 1000, Russell 1000 Growth, Russell 3000, Russell 3000 Growth and S&P 500 Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. As of December 31, 2009, the Russell 1000 Index’s average annual total returns for 1, 5 and 10 years were 28.43, 0.79 and -0.49 percent; the Russell 1000 Growth Index’s were 37.21, 1.63 and -3.99 percent; the Russell 3000 Index’s were 28.34, 0.76 and -0.20 percent; the Russell 3000 Growth Index’s were 37.01, 1.58 and -3.79 percent; and the S&P 500 Index’s were 26.46, 0.42 and -0.95 percent.

Board of Directors

William F. D’Alonzo	Quentin Jackson	Stuart A. McFarland
CEO and CIO	Former President and CEO	Managing Partner
Friess Associates	Nuclear Electric Insurance Limited	Federal City Capital Advisors, LLC

W. Richard Scarlett, III	Thomas D. Wren	James W. Zug
Former President & CEO	Senior Advisor	Former Senior Partner
Jackson State Bank & Trust	Promontory Financial Group, LLC	PricewaterhouseCoopers LLP

The Brandywine Funds
P.O. Box 4166
Greenville, DE 19807
(800) 656-3017
www.brandywinefunds.com
bfunds@friess.com

Foster S. Friess
Founder

Investment Adviser: Friess Associates, LLC	Transfer Agent: U.S. Bancorp Fund Services, LLC
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian: U.S. Bank, N.A.	Legal Counsel: Foley & Lardner LLP

Officers: William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President, Secretary and Treasurer; Joseph Fields, Vice President;
Gordon Kaiser, Vice President; David Marky, Chief Compliance Officer, Vice President and Assistant Secretary
Report Editor: Chris Aregood     Report Staff: David Marky, Adam Rieger